                                                                    212818
                                                                    EXHIBIT 10.4


                                 MORTGAGE DEED
                                 -------------

         AFC CABLE SYSTEMS, INC., a Delaware corporation (hereinafter called "Mortgagor"), for consideration paid to it by FLEET NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, with its principal office located in the City of Providence, Rhode Island (hereinafter called "Mortgagee"), hereby grants to Mortgagee, with MORTGAGE COVENANTS, for breach of which covenants and any other covenants contained herein Mortgagee shall have the STATUTORY POWER OF SALE, and upon the STATUTORY CONDITION, the real estate described on Exhibit A hereto attached
                                                  ---------
together with all of the following (all of which, together with said real estate, is herein called the "Mortgaged Property"):

         (a) All that certain piece or parcel of land, with the buildings and improvements now or hereafter placed thereon, located on Duchaine Boulevard in the City of New Bedford, County of Bristol, and Commonwealth of Massachusetts (hereinafter called the "Premises") and more particularly bounded and described in said Exhibit A.
        ---------

         (b) All the right, title and interest of Mortgagor, now or hereafter, in or to the land lying in the bed of any street, road or avenue, opened or proposed, and any and all sidewalks, plazas, alleys, strips and gores, in front of, adjoining or adjacent to the Premises; and all and singular the privileges, tenements, hereditaments, licenses, easements, rights, royalties, mineral, oil and gas rights, rents, issues and profits, water, water rights, water stock, and appurtenances, reversion or reversions and remainder or remainders belonging or in any way appertaining to the Premises.

         (c) All the right, title and interest of Mortgagor in or to all fixtures of every kind and nature whatsoever, now or hereafter located in, upon or about the Premises, or any part thereof, and used or usable in connection with any present or future occupancy or operation of the Premises, and all renewals and replacements thereof and additions and accessions thereto (hereinafter collectively referred to as the "Fixtures"). The Fixtures shall be deemed to include, but without limiting the generality of the foregoing, all heating, lighting, laundry, incineration and power equipment, engines, pipes, pumps, tanks, motors, dynamos, boilers, fuel, conduits, switchboards, plumbing, lifting, refrigerating, ventilating, and communications apparatus, sprinkler system and other fire prevention and fire extinguishing apparatus, air cooling and air conditioning apparatus, elevators, escalators, shades, blinds, awnings, screens, storm doors, and windows, stoves, refrigerators, refrigerating plant, attached cabinets, partitions, ducts and compressors, gas and electric fixtures, ranges, stoves, disposals, rugs, and all right, title and interest of Mortgagor in and to any Fixtures which may be subject to any security agreement, conditional bill of sale, or chattel mortgage superior to the rights of Mortgagee under this Mortgage, and Mortgagor agrees to execute and deliver, from time to time, such further documents and instruments as may be requested by Mortgagee to confirm, preserve, and enforce the lien of this Mortgage on any Fixtures; and all the proceeds and products of any and all Fixtures, including, but not limited to, any deposits or payments now or hereafter made thereon.

         (d) All unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by Mortgagor and all proceeds of the conversion, voluntary or involuntary, of the Mortgaged Property, the improvements and/or any other property or rights encumbered or conveyed hereby, or any part thereof, into cash or liquidated claims.

         (e) All awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to eminent domain, the alteration of the grade of any street, or any other injury to or decrease in the value of the Mortgaged Property, to the extent of all amounts which may be secured by this Mortgage, at the date of receipt of any such award or payment by Mortgagee or Mortgagor, incurred by Mortgagee in connection with the collection of such award or payment, and Mortgagor agrees to execute and deliver, from time to time, such further instruments as may be requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment.

         (f) All further estate, right, title, interest, property, claim and demand whatsoever, either in law or in equity, of Mortgagor, in or to any of the above.

         (g) All the right, title and interest of Mortgagor in and to the Collateral, hereinafter defined.

         TO HAVE AND TO HOLD the above granted and bargained Mortgaged Property, with the privileges and appurtenances thereof, unto Mortgagee, its successors and assigns forever, to its and their own property use. Mortgagor, for itself, its successors and assigns, covenants with Mortgagee, its successors and assigns, that it is well seized of the Mortgaged Property as a good indefeasible estate in FEE SIMPLE; and has good right to bargain and sell the same in manner and form as above written; and that the same is free from all encumbrances whatsoever, except as listed in Exhibit A or as expressly provided in this
                                ---------
Mortgage.

         Mortgagor further warrants and covenants to defend the Mortgaged Property to Mortgagee, its successors and assigns, against all claims and demands made by any other party.

         This Mortgage is granted by Mortgagor to secure (a) the payment and performance by Mortgagor of all of its obligations, covenants, agreements and conditions under that certain Reimbursement Agreement dated as of July 1, 1996 by and between Mortgagor and Mortgagee (the "Reimbursement Agreement") pertaining to the Letter of Credit issued by Mortgagee on account of Mortgagor to Fleet National Bank as Trustee (the "Trustee") in the face amount of $3,624,000 (the "Letter of Credit"); and (b) the payment and performance of all covenants, agreements and conditions referred to or contained herein (all of the obligations in subparagraphs (a) and (b) above are herein collectively called the "Obligations").

         In consideration of the foregoing, and in order to more fully protect the security of this Mortgage, Mortgagor and Mortgagee represent, warrant, covenant and agree as follows:

         1.  Competence to Execute Loan Documents.  Mortgagor has full power and
             ------------------------------------
authority to execute and deliver the Reimbursement Agreement, this Mortgage, all other mortgage instruments, security agreements, and all other agreements and documents required of it, to Mortgagee, and the execution and delivery of the same is not in violation of and will not result in default of any agreements or understandings Mortgagor may have with any person or persons.

         2.  Mortgage Condition.  This Mortgage is given on the express
             ------------------
condition that if Mortgagor shall pay unto Mortgagee the amount of all sums due from Mortgagor to Mortgagee, in the manner and at the time or times specified in the Reimbursement Agreement, then Mortgagee shall discharge and release this Mortgage. Mortgagor shall pay all costs of recordation of any discharge or any other instrument reducing the Obligations, if any.

         3.  Legal Tender and Application of Payments.  Mortgagor shall pay all
             ----------------------------------------
the indebtedness evidenced by the Reimbursement Agreement, including, but not limited to, all outstanding principal and the interest thereon in lawful money of the United States at the times and in the manner set forth therein. Any payments made in accordance with the terms of this Mortgage by any person at any time liable for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage or by any subsequent owner of the Mortgaged Property, or by any other person whose interest in the Mortgaged Property might be prejudiced in the event of a failure to make such payment, shall be deemed, as between Mortgagee and all persons who at any time may be liable as aforesaid or may own the Mortgaged Property, to have been made on behalf of all such persons.

         4.  Taxes, Assessments and Other Charges.  Mortgagor shall pay
             ------------------------------------
promptly, before the same shall become delinquent, all taxes, assessments, sewer rents, water rates and other charges of any kind now or hereafter levied or assessed upon the Mortgaged Property or any part thereof, or upon the Reimbursement Agreement, or upon the interest of Mortgagee in the Mortgaged Property, and any governmental or municipal charges and impositions for which lien rights exist; and upon request of Mortgagee, Mortgagor shall exhibit to Mortgagee receipts for the payment of all items specified in this paragraph prior to the date when the same shall become delinquent.

         5.  Insurance.  Mortgagor shall obtain, carry and maintain
             ---------
Comprehensive General Liability Insurance covering the Mortgaged Property in an amount of not less than $1,000,000 bodily injury (including death) and property damage, per occurrence. Such insurance shall be with companies approved by Mortgagee. Mortgagor shall provide Mortgagee with a certificate of insurance containing a provision designating Mortgagee as mortgagee and as an additional insured party.

         Mortgagor shall also maintain insurance policies against loss by fire, with extended coverage, and by any other casualty specified from time to time by Mortgagee upon the buildings and improvements on the Mortgaged Property in such company or companies as Mortgagee shall approve in an amount not less than one hundred percent (100%) of the full insurable value of the Mortgaged Property.
If requested by Mortgagee, Mortgagor shall furnish demolition or increased cost of reconstruction insurance in an amount satisfactory to Mortgagee. The policy or policies of such insurance shall in case of loss be made payable to Mortgagee as collateral security therefor, and Mortgagor hereby agrees that Mortgagee may, upon failure of Mortgagor to maintain insurance as required hereunder or to obtain new coverage as required hereunder, at its option, but without obligation so to do, effect new insurance or at Mortgagee's option, insurance in favor of Mortgagee alone, and that the premium or premiums for all such insurance shall be paid by Mortgagor promptly when due.

         Mortgagor does hereby appoint Mortgagee to be the true and lawful attorney, irrevocable, of Mortgagor, in the name and stead of Mortgagor, and Mortgagor hereby agrees that Mortgagee may (except for claims of less than One Hundred Thousand Dollars ($100,000)), at Mortgagee's option following the occurrence of an Event of Default, but without obligation to do so, demand, adjust, sue for, compromise and collect the proceeds of claims for losses which may occur under any such insurance, give discharging receipts for sums received in settlement of such losses, to reimburse Mortgagee therefrom for all expenses (including reasonable counsel fees) incurred in connection therewith, and apply the remainder thereof and any unearned premium of or dividend upon any canceled insurance, notwithstanding the claim of any intervening encumbrancer or lienor, at Mortgagee's election, in whole or in part, on account of the indebtedness secured by this Mortgage, whether or not then due, or to the cost of repair or restoration of the Mortgaged Property.

         Mortgagor agrees to furnish Mortgagee certificates of all renewals of the aforesaid insurance relating to Mortgagor or the Mortgaged Property prior to the expiration date of the expiring policies. All policies of insurance shall carry an endorsement requiring at least thirty (30) days' written notice to Mortgagee from the insurer or insurers issuing the same prior to their changing or canceling such policy, and Mortgagor hereby agrees to promptly deliver or cause the delivery of any certificate evidencing any such change or cancellation to Mortgagee. All policies of insurance shall provide independent insurance for Mortgagee, and the rights of Mortgagee in the policy shall in no event be subject to adverse effect or diminution by any act or neglect of Mortgagor.

         6.  Environmental Compliance.
             ------------------------

             (a) Subject to the matters disclosed as of the date hereof to Mortgagee, Mortgagor makes the following representations and warranties to Mortgagee as to the Mortgaged Property:

                  (i) Neither Mortgagor nor any operations conducted by Mortgagor or any tenant of Mortgagor on the Mortgaged Property, is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act of 1977, the Federal Clean Air Act, the Toxic Substances Control Act, the Hazardous Materials Transportation Actor any other federal, or state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (collectively, "Environmental Laws"), which violation involves any of the Mortgaged Property or would have a material adverse effect on the environment or the business, assets or financial condition of Mortgagor.

                  (ii) With the exception of a claim brought by third parties against Mortgagor described in Note 9 to Mortgagor's annual financial statement for its fiscal year 1994 and of the matters disclosed by Mortgagor on this date, Mortgagor has not received notice from any third party, including without limitation any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. (S) 9601(5), any hazardous substances as defined by 42 U.S.C. (S) 9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S) 9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws (collectively, "Hazardous Materials") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that Mortgagor conduct a remedial investigation, removal or other response action pursuant to any Environmental Laws; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the Release of Hazardous Materials.

                  (iii) No portion of any of the Mortgaged Property has been used for the handling, processing, storage or disposal of Hazardous Materials except in compliance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Materials is located on any portion of any of the Mortgaged Property; and (i) in the course of any activities conducted by Mortgagor, or to the knowledge of Mortgagor the operators of the Mortgaged Property, no Hazardous Materials have been generated or are being used on the Mortgaged Property except in compliance with applicable Environmental Laws; (ii) to the best of Mortgagor's knowledge there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release" or "Releases") or threatened Release of Hazardous Materials on, upon, into or from the Mortgaged Property, which Release would have an adverse effect on the value of any of the Mortgaged Property or adjacent properties or the environment; (iii) to the best of Mortgagor's knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Mortgaged Property which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, any of the Mortgaged Property; and (iv) any Hazardous Materials that have been generated on any of the Mortgaged Property have been transported off-site only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of Mortgagor's knowledge, operating in compliance with such permits and applicable Environmental Laws.

                  (iv) No part of the Mortgaged Property is or shall be subject to any applicable environmental clean-up responsibility law or environmental restrictive transfer law or regulation, by virtue of the transactions set forth herein and contemplated hereby.

         (b)    In respect of all environmental matters Mortgagor shall:

                  (i) Comply strictly and in all respects with the requirements of all federal, state, and local Environmental Laws; notify Mortgagee promptly in the event of any spill, hazardous waste pollution or contamination affecting any of the Mortgaged Property; forward to Mortgagee promptly any notices relating to such matters received from any governmental agency; and pay promptly when due any fine or assessment against any of the Mortgaged Property, provided that Mortgagor shall have the right to contest any such fine or assessment so long as no Event of Default exists at the time such contest is commenced, and Mortgagor's contest thereof is asserted in good faith and prosecuted as expeditiously as possible;

                  (ii) Not become involved, and shall use its best efforts to not permit any tenant or subtenant of any of the Mortgaged Property to become involved, in any operations at any of the Mortgaged Property generating, storing, disposing, or handling of any hazardous material or any other activity that could lead to the imposition on Mortgagee, Mortgagor or any of the Mortgaged Property of any liability or lien under any Environmental Laws;

                  (iii) Immediately contain and, if required by the Rhode Island Department of Environmental Management, the Massachusetts Department of Environmental Protection, the United States Environmental Protection Agency or any other governmental agency having jurisdiction over any of the Mortgaged Property, remove any hazardous material found on any of the Mortgaged Property, which work must be done in compliance with all requirements and all applicable laws and at Mortgagor's expense; and Mortgagor agrees that Mortgagee has the right, at its sole option but at Mortgagor's expense, to have an environmental engineer or other representative review the work being done;

                  (iv) Promptly upon the request of Mortgagee, based upon Mortgagee's reasonable belief that a hazardous waste or other environmental problem exists with respect to any of the Mortgaged Property, provide Mortgagee with an environmental site assessment report or an update of any existing report, all in scope, form and content satisfactory to Mortgagee; and

                  (v) Indemnify, defend, and hold Mortgagee harmless from and against any claim, costs, damage (including, without limitation, consequential damages), expense (including, without limitation, attorneys' fees and expenses), loss, liability, or judgment now or hereafter arising as a result of any claim for environmental cleanup costs, any resulting damage to the environment and any other environmental claims against Mortgagor, Mortgagee, or any of the Mortgaged Property.

         7.  Maintenance and Repair.  Mortgagor shall maintain the Mortgaged
             ----------------------
Property in good condition and repair, shall not commit or suffer any waste of the Mortgaged Property, and shall comply with, or cause to be complied with, all statutes, ordinances and requirements of any federal, state, municipal, or other governmental authority relating to the Mortgaged Property. Mortgagor shall promptly repair, restore, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by any casualty whatsoever or which may be affected by any proceeding of the character referred to in the paragraph hereof entitled Eminent Domain. Notwithstanding anything to the contrary provided above in this Section 7, as long as any of the Bonds remain outstanding, if any of the
        ---------
insurance proceeds resulting from any damage to or destruction of any item of Bond Collateral (hereinafter defined) are for any reason not applied to the repair and/or replacement of such Bond Collateral, then such insurance proceeds will be applied as follows: first, paid to Mortgagee as reimbursement for the amount of any then unreimbursed draws for principal under the Letter of Credit to the extent thereof (if any) as a result of an extraordinary redemption pursuant to Section 310(a) of the Indenture (as defined in the Reimbursement Agreement); and the balance (if any) paid to the Trustee for application to payment of the Bonds pursuant to the Indenture. As used in this Mortgage, "Bond Collateral" means any portion of the Mortgaged Property the cost of which was paid or reimbursed, directly or indirectly, from the proceeds of the Bonds.

         8.  Alteration or Demolition.  Mortgagor agrees that no building or
             ------------------------
other property now or hereafter covered by the lien of this Mortgage shall be removed, demolished, or structurally altered, without the prior written consent of Mortgagee, except that Mortgagor may remove or dispose of, free from the lien of this Mortgage, any Fixture as from time to time may become worn out or obsolete, provided that prior to such removal, any such Fixture shall be replaced with another Fixture of value and utility at least equal to that of the replaced Fixture and free from any title retention or security agreement or other encumbrance, and by such removal and replacement, Mortgagor shall be deemed to have subjected such other equipment to the lien of this Mortgage; and further except that Mortgagor may construct an addition to the building located on the Premises and may complete all improvements to the Premises related to such construction. Mortgagor shall immediately notify Mortgagee of any such replacement and shall further execute such mortgage, security agreement, or other documents as Mortgagee may require with respect thereto. If Mortgagor receives any proceeds of any item of Bond Collateral in excess of its original cost, then it shall apply such proceeds as provided in the last two (2) sentences of
Section 7 hereof.
---------

         9.  Restrictions on Use of Property and Prohibition Against Sale.
             ------------------------------------------------------------
Mortgagor shall not sell, lease, encumber, suffer change in title or ownership of, or otherwise transfer, or vest title in anyone other than Mortgagor to all or any part of the Mortgaged Property while any part of the indebtedness secured hereby remains unpaid without the prior approval of Mortgagee. Further, unless required by applicable law or unless Mortgagee has otherwise agreed in writing, Mortgagor shall not allow changes in the nature of the occupancy for which the Premises were intended on the date of this Mortgage, including, but not limited to, any change in any private restrictive covenant or private restrictions, if any, limiting or defining the uses which may be made of any part of the Premises.

         10.  Eminent Domain.  In the event that the whole or any part of the
              --------------
Mortgaged Property shall be taken by eminent domain, or in the event of any alteration of the grade of any street or highway, or of any other injury to or decrease in value of the Mortgaged Property, or the reacquisition of the whole or any part of the Mortgaged Property pursuant to the terms of any redevelopment plan or agreement affecting the Mortgaged Property or if any agreement shall be made between Mortgagor and any entity vested with the power of eminent domain, any and all awards and payments on account thereof shall be deposited with Mortgagee. Mortgagor shall give Mortgagee immediate notice of the actual or threatened commencement of any of the foregoing proceedings, and shall deliver to Mortgagee copies of all papers served in connection with any such proceedings. Mortgagee shall have the right to intervene and participate in any proceedings for and in connection with any such taking. Unless such intervention shall be prohibited by the Court having jurisdiction over such taking, in which event Mortgagor shall consult with Mortgagee in connection with such proceedings; and Mortgagor shall not enter into any agreement with regard to the Mortgaged Property or any award or payment on account thereof unless Mortgagee shall have consented thereto in writing. Mortgagor hereby appoints Mortgagee its attorney-in-fact, coupled with an interest, and authorizes, directs and empowers such Attorney, at its option following the occurrence of an Event of Default, on behalf of Mortgagor, to adjust, compromise or settle the claim for any such award or payment, to collect, receive and retain the proceeds thereof, and to give proper receipts therefor. Mortgagor further agrees, on request, to make, execute, and deliver to Mortgagee any and all assignments and other instruments, as Mortgagee may require, to confirm or assign all such awards and payments to Mortgagee free and clear of any and all encumbrances of any nature whatsoever.

         Notwithstanding any such taking, alteration of grade, other injury to or decrease in value of the Mortgaged Property, or reacquisition of title, or agreement, Mortgagor shall continue to pay interest on the principal sums secured hereby at the rate provided in the Letter of Credit, and to make all payments required by the Reimbursement Agreement and this Mortgage. Any reduction in the principal sums resulting from the application by Mortgagee of such award or payment as hereinafter set forth shall be deemed to take effect only on the date of such application. The proceeds of any award or payment, after deducting the expenses of collection, including, but not limited to, the counsel fees, other costs and disbursements, incurred by Mortgagee, may be applied by Mortgagee, at its sole option, toward payment of the indebtedness secured hereby whether or not same shall be then due or payable, or be paid over wholly or in part to Mortgagor for the purposes of altering or restoring any part of the Mortgaged Property which may have been damaged as a result of any such taking, alteration of grade, or other injury to the Mortgaged Property, or for any other purpose or object satisfactory to Mortgagee, but Mortgagee shall not be obligated to see to the proper application of any amount paid over to Mortgagor, nor shall the amount so paid over to Mortgagor be deemed a payment on any indebtedness secured hereby.

         If prior to the receipt by Mortgagee of such award or payment, the Mortgaged Property shall have been sold on foreclosure of this Mortgage, Mortgagee shall have the right to receive said award or payment to the extent of the debt secured by this Mortgage remaining unsatisfied after such sale of the Mortgaged Property, with interest thereon at the highest rate set forth in the Letter of Credit, whether or not a deficiency judgment on this Mortgage shall have been sought or recovered or denied, and to the extent of the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such award or payment.

         Notwithstanding anything to the contrary provided above in this
Section 10, as long as any of the Bonds remain outstanding, if any of the
----------
proceeds resulting from any taking, alteration of grade, other injury to or decrease in value of the Bond Collateral, or reacquisition of title, or agreement, after deducting the expenses of collection, are for any reason not applied to altering or restoring such Bond Collateral, then such insurance proceeds will be applied as follows: first, paid to Mortgagee as reimbursement for the amount of any then unreimbursed draws for principal under the Letter of Credit to the extent thereof (if any) as a result of an extraordinary redemption pursuant to Section 310(a) of the Indenture (as defined in the Reimbursement Agreement); and the balance (if any) paid to the Trustee for application to payment of the Bonds pursuant to the Indenture.

         11.  Right to Cure.  At its option, Mortgagee may pay any expense or
              -------------
item (including, but not limited to, taxes, rates, assessments, other charges, insurance premiums, maintenance and repair expenses, expenses incurred in protection of the lien of this Mortgage, etc.) which Mortgagor herein agrees to pay in case Mortgagor shall fail to pay the same when due, and may perform any acts or covenants which Mortgagor herein agrees and shall fail to perform, and may make any payments under or secured by any other mortgage on the Mortgaged Property, and may add the same, and the expense thereof, including, but not limited to, counsel fees and other costs, charges and disbursements incurred by Mortgagee in connection therewith, to the indebtedness secured hereby or may at its option deduct the same from any part of money thereafter advanced; and Mortgagor agrees to repay immediately on demand, the same to Mortgagee, together with interest thereon at the highest rate set forth in the Letter of Credit, from the date on which such payment or expense is made by Mortgagee, and the same shall be a lien upon the Mortgaged Property prior to any right, title, interest, lien or claim thereto or thereon attaching or accruing subsequent to the lien of this Mortgage and shall be secured by this Mortgage.

         12.  Protection of Lien.  Mortgagor shall pay all costs, expenses and
              ------------------
counsel fees incurred by Mortgagee in protecting or sustaining the lien of this Mortgage, including without limitation all expenses incurred by Mortgagee in connection with containment, monitoring, prevention or clean-up of hazardous substances upon or in connection with the Mortgaged Property. Mortgagor shall indemnify and save Mortgagee harmless from all such costs and expenses, including, but not limited to, counsel fees, recording fees and costs of a title search, continuation of abstract and preparation of survey, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in which Mortgagee may be a party by reason hereof, including, but not limited to, condemnation, bankruptcy and administrative proceedings, as well as any other proceedings wherein proof of claim is required to be filed or in which it becomes necessary, in Mortgagee's sole opinion, to defend or uphold the terms and priority of this Mortgage. All money paid or expended by Mortgagee in that regard, together with interest thereon from date of such payment at the highest rate set forth in the Letter of Credit shall be additional indebtedness secured hereby, and shall be immediately and without notice due and payable to Mortgagee by Mortgagor.

         13.  Indemnification.  Any and all expenses incurred in connection with
              ---------------
the Reimbursement Agreement and the Letter of Credit, and secured by this Mortgage, shall be paid by Mortgagor, including, but not limited to, the cost of title insurance premiums and charges, recording fees, fees charged for servicing said Letter of Credit, appraisal fees, and Mortgagee's attorneys fees.
Mortgagor agrees to pay all such fees and indemnify and save Mortgagee harmless against the claims of any person(s) claiming any fee(s), reimbursement(s), commission(s) and/or costs arising out of said Letter of Credit.

         14.  Right to Enter Premises.  Mortgagee and any persons authorized by
              -----------------------
Mortgagee shall have the right to enter and inspect the Mortgaged Property at all times upon prior reasonable notice to Mortgagor. Upon and after the occurrence of an Event of Default, Mortgagee may conduct such environmental assessments and testings of the Mortgaged Property as Mortgagee desires, including without limitation the conducting of soil borings, installation and monitoring of groundwater monitoring wells and equipment, the use of ground penetrating radar, and the conducting of tests of underground storage tanks.

         15.  [omitted]

         16.  No Waiver, Etc.  Any failure by Mortgagee to insist upon the
              --------------
strict performance by Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor, of any and all of the terms and provisions of this Mortgage and the Reimbursement Agreement to be performed by Mortgagor; and neither Mortgagor nor any other person now or hereafter obligated for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor of any other person so obligated to take action to foreclose this Mortgage or otherwise enforce any of the provisions of this Mortgage or of any obligation secured by this Mortgage, or by reason of the release, regardless of consideration, of the whole or any part of the security held for the indebtedness secured by this Mortgage; and, regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien on the Premises, Mortgagee may release the obligation of anyone at any time liable for any of the indebtedness secured by this Mortgage or any part of the security held for said indebtedness and may extend the time of payment or otherwise modify the terms of the Reimbursement Agreement and/or this Mortgage without, as to the security or the remainder thereof, in any way impairing or affecting the lien of this Mortgage, or the priority of such lien, as security for the payment of said indebtedness as it may be so extended or modified, over any subordinate lien; and the holder of any subordinate lien shall have no right to terminate any lease affecting the Premises whether or not such lease be subordinate to this Mortgage; and Mortgagee may resort for the payment of the indebtedness secured hereby to any other security therefor, held by Mortgagee in such order and manner as Mortgagee.

         17.  Compliance with Laws, etc.  Mortgagor shall comply with (a) all
              -------------------------
present and future laws, regulations and other requirements of every governmental body having jurisdiction over the Mortgaged Property or the use or occupation of the improvements thereon, and (b) all terms, covenants and conditions of all instruments of record affecting the Mortgaged Property, noncompliance with which may affect the security of this Mortgage or impose any duty or obligation upon Mortgagor or Mortgagee.

         18.  Partial Foreclosure.  Mortgagee may, at its option, foreclose this
              -------------------
Mortgage for any portion of the debt or any other sums secured thereby which are then due and payable, subject to the continuing lien of this Mortgage for the balance not then due, but nothing in this paragraph contained shall impair or affect any right or remedy which Mortgagee might now or hereafter have, were it not for this paragraph, but the right given by this paragraph shall be in addition to any others which Mortgagee may have hereunder.

         19.  Marshalling.  Except as hereinafter provided, Mortgagee shall not
              -----------
be compelled to release, or be prevented from foreclosing or enforcing this Mortgage upon all or any part of the Mortgaged Property, unless the entire indebtedness and all items hereby secured shall be paid in lawful money as aforesaid; and shall not be required to accept any part or parts of the Mortgaged Property, as distinguished from the entire whole thereof, as payment of or upon the said indebtedness to the extent of the value of such part or parts; and shall not be compelled to accept or allow any apportionment of the said indebtedness to or among any separate parts of the Mortgaged Property. In case of a foreclosure sale, the Mortgaged Property may be sold in one parcel and as an entirety or in such parcels, manner or order as Mortgagee in its sole discretion may elect.

         20.  Rights and Remedies Cumulative.  To the extent permitted by law,
              ------------------------------
the rights and remedies provided for in this Mortgage, or which Mortgagee may have otherwise, at law or in equity (including, but not limited to, the right to damages by reason of the failure of Mortgagor to keep, observe and perform any of the covenants or agreements contained in this Mortgage), shall be distinct, separate and cumulative, and shall not be deemed to be inconsistent with each other, and none of them, whether or not exercised by Mortgagee, shall be deemed to be in exclusion of any other, and any two or more of all such rights and remedies may be exercised at the same time. Further, Mortgagee may resort for the payment of the indebtedness secured hereby to its several securities therefor in such order or manner as it may think fit.

         If Mortgagor has given Mortgagee one or more mortgages other than this Mortgage with respect to the Mortgaged Property or any portion thereof, then all such mortgages, and all rights and remedies provided for in all such mortgages shall remain distinct and separate and none of them shall merge or be merged with this Mortgage or any other mortgages.

         Without in any way limiting the generality of the foregoing, Mortgagee shall have the right from time to time to take action to recover any sums, whether interest, principal or any installment of either, or any other sums required to be paid under the terms of this Mortgage or the Reimbursement Agreement, as the same become due, without regard to whether or not the principal sums secured or any other sums secured hereby shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

         21.  Foreclosure Expenses.  If this Mortgage shall be foreclosed, there
              --------------------
shall be included to the extent permitted by law in the computation of the indebtedness secured hereby, the amount of a reasonable fee for the services of the attorneys retained by Mortgagee in the foreclosure action or proceeding, as well as any and all disbursements, costs and other expenses incurred by Mortgagee in connection with such foreclosure action or proceeding.

         22.  Future Laws Affecting Mortgages.  In the event of the passage,
              -------------------------------
after the date of this Mortgage, of any law, federal, state or local, or in the event of the rendition of a decision of any court of competent jurisdiction, imposing upon Mortgagee the taxes, charges or assessments previously paid by Mortgagor, or changing in any way the laws for the taxation of mortgages or indebtedness secured by mortgages, or imposing a tax, directly or indirectly, on this Mortgage or the Reimbursement Agreement, or changing the manner of the collection of any such taxes, charges or assessments, so as to affect this Mortgage or lessen the net income on the indebtedness secured by this Mortgage or upon the rendition of any court of competent jurisdiction of a decision that any undertaking by Mortgagor as in this paragraph or elsewhere in this Mortgage provided, is legally inoperative, then Mortgagee shall have the right, at its option, to give sixty (60) days written notice to Mortgagor requiring the payment of the mortgage debt, and the mortgage debt shall become due and payable and collectible, at the expiration of said sixty (60) days; provided, however, said option shall be unavailing and the Reimbursement Agreement and this Mortgage shall remain in effect as though said law had not been enacted or decision rendered, if under such law or decision Mortgagor lawfully may pay any such tax, charge or assessment to or for Mortgagee and does in fact pay same when payable and any and all security and collateral granted by Mortgagor to Mortgagee under this Mortgage and the Financing Agreements, hereinafter defined, is not impaired by said law or decision.

         23.  Reliance on Documents, Etc.  Mortgagee, in making any payment
              --------------------------
herein authorized in the place and stead of Mortgagor which (a) relates to taxes, assessments, water rates, sewer use and rentals and other governmental or municipal charges, fines, impositions or liens asserted against the Mortgaged Property, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy thereof or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) relates to insurance premiums may do so according to any notice, bill, statement or estimate procured from the appropriate insurer without inquiry into the accuracy or validity thereof; or (c) relates to the expense of repairs or replacement of any buildings' improvements, Fixtures or any other Mortgaged Property; or (d) otherwise relates to any other purpose not specifically enumerated in this Article, may do so whenever, in its judgment and discretion, such payment shall seem necessary or desirable to protect the full security intended to be created by this Mortgage, and provided further that in connection with any such payment, Mortgagee, at its option, may and is hereby authorized to obtain a continuation report of title prepared by a title insurance company, the costs and expenses of which shall be repayable by Mortgagor without demand and shall be secured hereby.

         24.  Event(s) of Default and Remedies.  Upon the occurrence of any one
              --------------------------------
or more Events of Default under the Reimbursement Agreement, or upon the occurrence of any event of default or the commencement of any foreclosure proceedings under any other mortgage lien affecting the Mortgaged Property (each called an "Event of Default" and more than one herein called "Events of Default"), (a) the whole of the principal sums due under the Reimbursement Agreement, interest accrued thereon, and any and all indebtedness secured hereby, shall become due and payable in full pursuant to the terms of the Reimbursement Agreement, at the option of Mortgagee; (b) Mortgagee may, at its option, exercise its Statutory Power of Sale pursuant to M.G.L.A. Ch. 183,
Section 21, as amended, which is hereby incorporated herein by reference in its entirety as if set forth herein; and (c) Mortgagee may, at its option, commence or take any action permitted under the laws of the Commonwealth of Massachusetts or the United States of America, including without limitation the taking of possession of the Mortgaged Property as Mortgagee in possession pursuant to Massachusetts laws. In the event of a sale of the Mortgaged Property, Mortgagee shall receive the proceeds of such sale or sales, and from such proceeds shall retain all sums hereby secured, whether then due or to fall due thereafter, or the part thereof then remaining unpaid, and also the interest then due on the same, including, without limitations, all expenses incident to such sale or sales, for making deeds hereunder, for reasonable fees of counsel and attorneys, and, also without limitation, all costs or expenses incurred in the exercise or defense of the rights and powers of Mortgagee hereunder and all taxes, water and sewer rates, assessments, premiums for insurance and expenses incurred in repairing or preserving the Premises, either theretofore paid by Mortgagee or then remaining unpaid, rendering and paying the surplus of said proceeds of sale, if any there be, over and above the amounts so to be retained as aforesaid, together with a true and particular account of such sale or sales, expenses and charges to Mortgagor, which sale or sales, expenses and charges to Mortgagor, which sale or sales shall forever be a perpetual bar, both in law and equity, against the Mortgagor and all persons claiming or to claim the Mortgaged Property so sold by, from or under Mortgagor. Upon the occurrence of an Event of Default and written request from

Mortgagee, Mortgagor shall pay to Mortgagee monthly, in addition to all sums called for by the Reimbursement Agreement, such sums as shall, from time to time, in the estimation of Mortgagee, be equal to one-twelfth of the annual real estate taxes to be assessed upon the Mortgaged Property and/or premiums to be paid for insurance required hereunder. Such sums shall be applied by Mortgagee to the payment of such taxes and/or insurance premiums, but if default be made in any payment required by the Reimbursement Agreement, such sums or any part thereof may, at the option of Mortgagee, be applied against the indebtedness hereby secured.

         25.  Miscellaneous Provisions.
              ------------------------

         (a) In the event of a foreclosure of this Mortgage, the purchaser of the Mortgaged Property, if Mortgagee so consents, shall succeed to all the rights of Mortgagor to the Mortgaged Property, including, without limitation, any right to unearned premiums, in and to all policies of insurance assigned and delivered to Mortgagee pursuant to the provisions hereof.

         (b) A demand upon or notice to Mortgagor or Mortgagee hereunder shall be sufficient notice and shall be effective if deposited in the United States mail, certified, return receipt requested, postage prepaid, addressed as follows:


    (i)  If to Mortgagor, to:     AFC Cable Systems, Inc.
                                  50 Kennedy Plaza
                                  Providence, Rhode Island  02903
                                  Attn: Ralph R. Papitto, Chairman,

         with a copy to:          Jonathan Bell, Esq.
                                  Hinckley, Allen & Snyder
                                  1500 Fleet Center
                                  Providence, Rhode Island 02903;

    (ii) If to Mortgagee, to:     Fleet National Bank
                                  111 Westminster Street
                                  Providence, Rhode Island 02903
                                  Attn:  Douglas E. Scala, Vice President,

         with a copy to:          David M. Gilden, Esq.
                                  Partridge, Snow & Hahn
                                  180 South Main Street
                                  Providence, Rhode Island 02903.

Either party may change its address for such notice purposes upon ten (10) days' advance written notice given as aforesaid.

         (c) Mortgagor is hereby notified that Mortgagor has the right of free choice in the selection of the agent and insurer through or by which insurance required in connection with the Reimbursement Agreement is to be placed.

         (d) Notwithstanding anything in this Mortgage or any other instrument to the contrary, Mortgagor shall not be required to pay interest on the indebtedness secured by this Mortgage in excess of the maximum interest permissible under applicable law. In the event Mortgagor shall pay or be charged in an amount in excess of said maximum permitted interest, such excess amount shall be applied to reduce the principal balance of the indebtedness secured by this Mortgage and not to payment of interest.

         (e) Mortgagor shall observe, perform or comply with all obligations, conditions and covenants contained herein and in the Financing Agreements. Any and all provisions of the Financing Agreements are hereby made a part hereof to the same extent as if fully set forth herein. The term "Financing Agreements" as used herein shall mean and refer to any and all agreements evidencing, securing or relating in any way to the past, present or future indebtedness or obligations or liabilities of every kind, nature and description of Mortgagor owing to Mortgagee, including, but not limited to, the Reimbursement Agreement, this Mortgage, the Letter of Credit, and such other agreements as are executed by Mortgagor on this date or in the future, and any modification, supplementation or amendment thereof made from time to time.

         (f) The liens and other rights and interests in and relative to any of the real or personal property of Mortgagor now or hereafter granted to Mortgagee by Mortgagor by or in any instrument or agreement, including but not limited to the Financing Agreements, shall serve as security for any and all liabilities of Mortgagor to Mortgagee, including but not limited to the liabilities described in the Reimbursement Agreement, and, for the repayment thereof, Mortgagee may resort to any security held by it in such order and manner as it may elect.

         (g) Mortgagor shall immediately give prompt notice to Mortgagee of the occurrence of any of the following events:

         (i)    a fire or other casualty causing damage to the Mortgaged
                Property;

         (ii) receipt of notice of eminent domain proceedings or condemnation of the Mortgaged Property;

         (iii) receipt of notice from any governmental authority relating to the structure, use or occupancy of or appearance of hazardous substances upon the Mortgaged Property or any real property adjacent to the Mortgaged Property;

         (iv)   commencement of any litigation affecting the Mortgaged Property;

         (v) any contract or agreement with respect to any sale or other transfer of any part of the Mortgaged Property;

         (vi) commencement of any foreclosure proceedings, including by the giving of notice thereof, affecting the Mortgaged Property.

         (h) Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "Mortgagor" shall include "any subsequent owner or owners of the Mortgaged Property or any part thereof", the word "Mortgagee" shall include "any subsequent holder or holders of this Mortgage", the term "mortgage debt", shall mean "any and all indebtedness of Mortgagor to Mortgagee as evidenced by the Reimbursement Agreement and/or secured by this Mortgage" and the word "person" shall include "an individual, corporation, partnership or unincorporated association", and plural or singular shall include each other, and pronouns in any gender shall be construed as masculines, feminine or neuter as the context requires.

         (i) "Hazardous substance" as used herein shall mean "solid waste" or "hazardous waste," "hazardous material," "hazardous substance," and "oil" as defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Material Transportation Act, the Federal Water Pollution Control Act and the Superfund Amendments and Reauthorization Act of 1986 and any similar or successor federal law or applicable statute and local statutes and ordinances and any rules, regulations and policies promulgated thereunder, as any of such federal, state and local statutes, ordinances and regulations may be amended from time to time.

         (j) If any term or provision of this Mortgage or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

         (k) The captions or section headings used in this Mortgage are for convenience only and of no substance or significance, and shall not be used to interpret, modify or affect in any way the covenants and agreements herein contained.

         (l) This Mortgage shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. All grants, covenants, agreements and other provisions herein contained shall run with the land, and shall be binding upon and inure to the benefit of the respective successors and assigns of Mortgagor and Mortgagee.

         26.  Mortgage Condition.  If all of the obligations of Mortgagor as set
              ------------------
forth herein, in the Reimbursement Agreement, in the Letter of Credit and in any additional indebtedness secured hereby, and any extensions or renewals thereof, shall be paid and satisfied according to their tenor, and if all agreements and provisions contained in the

Financing Agreements are fully kept and performed, then this Mortgage shall, upon payment or performance of the last such obligation, become null and void; otherwise to remain in full force and effect.

         27.  Waiver of Jury Trial; Service of Process.  In the event that
              ----------------------------------------
Mortgagee brings any action or proceeding in connection herewith in any court of record of the State of Rhode Island, Commonwealth of Massachusetts, or the United States for any district located in any of the foregoing states, the Mortgagor hereby irrevocably consents to and confers personal jurisdiction of such court over Mortgagor by such court. In any such action or proceeding, Mortgagor hereby waives personal service of any summons, complaint or other process and agrees that service thereof may be made upon Mortgagor by mailing a copy of such summons, complaint or other process by United States certified mail, return receipt requested, postage prepaid, to the address set forth in
Section 25(b) hereof. MORTGAGOR HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS MORTGAGE OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN MORTGAGOR AND MORTGAGEE.

         IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed this Mortgage, by their duly authorized representatives, as of the 1st day of July, 1996.


Witnessed by:                     Mortgagor:

                                  AFC CABLE SYSTEMS, INC.



                                  By:
--------------------------           ----------------------------------




Witnessed by:                     Mortgagee:

                                  FLEET NATIONAL BANK



                                  By:
--------------------------           ----------------------------------
                                     Douglas E. Scala, Vice President




Witnessed by:



                                  By:
--------------------------           ----------------------------------

STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

         In Providence, in said County, on the _______ day of _______, 1996, before me personally appeared the above-named _______________________________, to me known and known by me to be a _____________________________ of, and the person executing these presents on behalf of, AFC Cable Systems, Inc., the party executing the foregoing instrument, and he acknowledged said instrument by him so executed to be his free act and deed as such officer, and the free act and deed of said AFC Cable Systems, Inc.

                                  --------------------------------------
                                  Notary Public
                                  Print Name:
                                  My Commission Expires:
                                                        ----------------
STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

         In Providence, in said County, on the _______ day of ________, 1996, before me personally appeared the above-named Douglas E. Scala, to me known and known by me to be a Vice President of, and the person executing these presents on behalf of, Fleet National Bank, the party executing the foregoing instrument, and he acknowledged said instrument by him so executed to be his free act and deed as such Vice President, and the free act and deed of said Fleet National Bank.

                                  --------------------------------------
                                  Notary Public
                                  Print Name:
                                  My Commission Expires:
                                                        ----------------
STATE OF RHODE ISLAND
COUNTY OF PROVIDENCE

         In Providence, in said County, on the _______ day of _________, 1996, before me personally appeared the above-named ________________________________, to me known and known by me to be a _______________________ of, and the person executing these presents on behalf of, Fleet National Bank, the party executing the foregoing instrument, and he acknowledged said instrument by him so executed to be his free act and deed as such officer, and the free act and deed of said Fleet National Bank.

                                  --------------------------------------
                                  Notary Public
                                  Print Name:
                                  My Commission Expires:
                                                        ----------------

                                   EXHIBIT A
                                   ---------



                               Legal Description